UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	001-37481	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 - Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Agreement and Plan of Merger

On March 1, 2019, Pershing Gold Corporation (the “Company”) entered into a First Amendment (the “First Amendment”) to the Agreement and Plan of Merger dated September 28, 2018 (the “Merger Agreement”) with Americas Silver Corporation (“Americas Silver”) and R Merger Sub, Inc., a wholly-owned subsidiary of Americas Silver (“Merger Sub”) with respect to the previously disclosed merger between the parties (the “Merger”). The First Amendment extends the “Outside Date”, as defined in the Merger Agreement, to June 1, 2019. The Outside Date is the date after which either party may terminate the Merger Agreement if the Merger has not been consummated on or before such date. Additionally, the First Amendment makes technical and immaterial adjustments to the process by which shares will be issued and distributed by Americas Silver and Merger Sub upon closing.

This summary of the First Amendment is not complete and is qualified in its entirety by reference to the full text of the agreement that is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Alexander Severance Agreement Amendment

On March 1, 2019, the Company and Eric Alexander, the Company’s Vice President Finance and Controller and principal financial officer, entered into a Second Amendment to the Fourth Amended Severance Compensation Agreement dated March 1, 2019 (the “Alexander Amendment”). The Alexander Amendment amends the Fourth Amended Severance Compensation Agreement between the Company and Mr. Alexander dated December 21, 2017, as previously amended on September 28, 2018 (the “Fourth Amended Agreement”), a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on December 28, 2017.

The Alexander Amendment extends the term of the Fourth Amended Agreement to June 1, 2019. There are no other changes to the Fourth Amended Agreement.

This summary of the Alexander Amendment is not complete and is qualified in its entirety by reference to the full text of the agreement that is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Janke Offer of Employment Amendment

On March 1, 2019, the Company and Timothy Janke, the Company’s Chief Operating Officer, entered into a Second Amendment to Offer of Employment dated March 1, 2019 (the “Janke Amendment”). The Janke Amendment amends the Offer of Employment between the Company and Mr. Janke dated January 10, 2018, as previously amended on September 28, 2018 (the “Offer Letter”), a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 18, 2018.

The Janke Amendment extends the term of severance and change of control provisions in the Offer Letter to June 1, 2019. There are no other changes to the Offer Letter.

This summary of the Janke Amendment is not complete and is qualified in its entirety by reference to the full text of the agreement that is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	The following are filed as exhibits to this report on Form 8-K.

Exhibit No.	Description
10.1	First Amendment to Agreement and Plan of Merger, dated March 1, 2019, among Pershing Gold Corporation, Americas Silver Corporation, and R Merger Sub, Inc.
10.2	Second Amendment to Fourth Amended Severance Compensation Agreement, dated March 1, 2019, between Pershing Gold Corporation and Eric Alexander.
10.3	Second Amendment to Offer of Employment, dated March 1, 2019, between Pershing Gold Corporation and Tim Janke.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2019

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President Finance and Controller